Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                Distribution Date: 2/15/2006

Section 5.2 - Supplement                                        Class A         Class B      Collateral          Total
----------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                0.00  31,250,000.00  18,750,000.00      50,000,000.00

(ii)      Monthly Interest Distributed                                 0.00     160,416.67      78,843.75         239,260.42
          Deficiency Amounts                                           0.00           0.00                              0.00
          Additional Interest                                          0.00           0.00                              0.00
          Accrued and Unpaid Interest                                                                0.00               0.00

(iii)     Collections of Principal Receivables               103,682,534.32   5,891,053.09   8,247,474.32     117,821,061.73

(iv)      Collections of Finance Charge Receivables                    0.00     461,484.04     276,890.43         738,374.47

(v)       Aggregate Amount of Principal Receivables                                                        28,783,449,287.47

                                          Investor Interest            0.00  31,250,000.00  18,750,000.00      50,000,000.00
                                          Adjusted Interest            0.00  31,250,000.00  18,750,000.00      50,000,000.00

                                                Series
          Floating Investor Percentage                 0.17%           0.00%         62.50%         37.50%            100.00%
          Fixed Investor Percentage                    2.17%          88.00%          5.00%          7.00%            100.00%


(vi)      Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                             97.14%
                   30 to 59 days                                                                                        0.95%
                   60 to 89 days                                                                                        0.63%
                   90 or more days                                                                                      1.28%
                                                                                                           -----------------
                                           Total Receivables                                                          100.00%

(vii)     Investor Default Amount                                      0.00      97,609.66      58,565.79         156,175.45

(viii)    Investor Charge-Offs                                         0.00           0.00           0.00               0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00               0.00

(x)       Net Servicing Fee                                            0.00      13,020.83       7,812.50          20,833.33

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                               13.73%

(xii)     Portfolio Supplemented Yield                                                                                 13.73%

(xiii)    Reallocated Monthly Principal                                               0.00           0.00               0.00

(xiv)     Closing Investor Interest (Class A Adjusted)                 0.00           0.00           0.00               0.00

(xv)      LIBOR                                                                                                      4.47000%

(xvi)     Principal Funding Account Balance                                                                             0.00

(xvii)    Accumulation Shortfall                                                                                        0.00

(xviii)   Principal Funding Investment Proceeds                                                                         0.00

(xix)     Principal Investment Funding Shortfall                                                                        0.00

(xx)      Available Funds                                          3,702.56     435,442.38     261,265.43         700,410.36

(xxi)     Certificate Rate                                          5.98000%       6.16000%       5.22000%


----------------------------------------------------------------------------------------------------------------------------


          By:
                 ------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                     Distribution Date: 2/15/2006

Section 5.2 - Supplement                                         Class A          Class B       Collateral           Total
---------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                               0.00             0.00             0.00                 0.00

(ii)      Monthly Interest Distributed                        2,434,132.89       141,813.47       137,808.11         2,713,754.47
          Deficiency Amounts                                          0.00             0.00                                  0.00
          Additional Interest                                         0.00             0.00                                  0.00
          Accrued and Unpaid Interest                                                                   0.00                 0.00

(iii)     Collections of Principal Receivables               77,664,439.16     4,412,728.66     6,178,054.04        88,255,221.86

(iv)      Collections of Finance Charge Receivables           6,083,954.56       345,677.39       483,966.67         6,913,598.63

(v)       Aggregate Amount of Principal Receivables                                                             28,783,449,287.47

                                    Investor Interest       411,983,000.00    23,408,000.00    32,772,440.86       468,163,440.86
                                    Adjusted Interest       411,983,000.00    23,408,000.00    32,772,440.86       468,163,440.86

                                              Series
          Floating Investor
          Percentage                             1.63%               88.00%            5.00%            7.00%              100.00%
          Fixed Investor Percentage              1.63%               88.00%            5.00%            7.00%              100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 97.14%
                    30 to 59 days                                                                                            0.95%
                    60 to 89 days                                                                                            0.63%
                    90 or more days                                                                                          1.28%
                                                                                                               ------------------
                                    Total Receivables                                                                      100.00%

(vii)     Investor Default Amount                             1,286,832.60        73,115.10       102,365.01         1,462,312.72

(viii)    Investor Charge-Offs                                        0.00             0.00             0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00                 0.00

(x)       Net Servicing Fee                                     171,659.58         9,753.33        13,655.18           195,068.10

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                    13.66%

(xii)     Portfolio Supplemented Yield                                                                                      13.66%

(xiii)    Reallocated Monthly Principal                                                0.00             0.00                 0.00

(xiv)     Closing Investor Interest (Class A Adjusted)      411,983,000.00    23,408,000.00    32,772,440.86       468,163,440.86

(xv)      LIBOR                                                                                                          4.47000%

(xvi)     Principal Funding Account Balance                                                                                  0.00

(xvii)    Accumulation Shortfall                                                                                             0.00

(xviii)   Principal Funding Investment Proceeds                                                                              0.00

(xix)     Principal Investment Funding Shortfall                                                                             0.00

(xx)      Available Funds                                     5,747,832.92       326,170.72       456,656.30         6,530,659.94

(xxi)     Certificate Rate                                         7.09000%         7.27000%         5.22000%


---------------------------------------------------------------------------------------------------------------------------------

          By:
                 ----------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President